UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 1, 2015

LION BIOTECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

NEVADA
(State of Incorporation)

000-53127	75-3254381
(Commission File Number)	(I.R.S. Employer Identification No.)

21900 Burbank Blvd., Third Floor, Woodland Hills, California	91367
(Address of Principal Executive Offices)	(Zip Code)

(818) 992-3126
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01	Entry into a Material Definitive Agreement

On May 1, 2015, Lion Biotechnologies, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, Jefferies LLC , as representative of the underwriters named in Schedule B thereto (the “Underwriter”), and the selling stockholders named in Schedule A thereto (the “Selling Stockholders”) relating to the underwritten offering of 4,750,000 shares of the Company’s common stock, par value $0.000041666 per share (“Common Stock”), by the Selling Stockholders at the public offering price of $10.00 per share. The Company will not sell any shares in the offering and will not receive any of the proceeds from the offering. The offering is expected to close on or about May 6, 2015, subject to customary closing conditions.

The offering is being made pursuant to the Company’s shelf registration statement on Form S-3 that was filed with the Securities and Exchange Commission (“SEC”) on April 8, 2015, amended on April 22, 2015, and declared effective by the SEC on April 23, 2015 (Registration Statement No. 333-203284), and a preliminary and final prospectus supplement thereunder.

The Underwriting Agreement contains customary representations, warranties, covenants and agreements by the Company and the Selling Stockholders, customary conditions to closing, indemnification obligations of the Company, the Selling Stockholders, and the Underwriter, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties, and termination provisions. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.

A copy of the opinion of TroyGould PC relating to the validity of the Common Stock to be sold in the offering is attached hereto as Exhibit 5.1.

Item 8.01	Other Events

On May 1, 2015, the Company issued a press release announcing the pricing of the offering. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

There are filed as part of this report the exhibits listed on the accompanying Index to Exhibits, which information is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LION BIOTECHNOLOGIES, INC.

Date: May 4, 2015	By:	/s/ Michael Handelman
Michael Handelman, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of May 1, 2015.

5.1	Opinion of TroyGould PC

23.1	Consent of TroyGould PC (contained in Exhibit 5.1 above)

99.1	Press release of Lion Biotechnologies, Inc. issued May 1, 2015